Restructuring Expenses	3 Months Ended
Mar. 31, 2019
Restructuring and Related Activities [Abstract]
Restructuring Expenses
Restructuring Expenses
Details of all restructuring activities and the related reserves for the three months ended March 31, 2019 were as follows:

(In thousands)	Personnel expenses	Demolition and Removal costs	Ground remediation costs	Other	Total
Provision at January 1, 2019	$2,334	$2,541	$2,939	$844	$8,658
Charges	61	9	19	—	89
Cash paid	(103)	(1,234)	(19)	(4)	(1,361)
Foreign currency translation adjustment	(44)	(35)	(22)	(8)	(108)
Provision at March 31, 2019	$2,248	$1,281	$2,917	$832	$7,278

Orion's reserves for restructuring are reflected in accrued liabilities on the Condensed Consolidated Balance Sheets.
The restructuring activity relate to the Company's effort to restructure its Rubber segment. As a first step the Company's German operating subsidiary terminated with effect as of December 31, 2016, the Contract Manufacturing Agreement then in place between the Company's German operating subsidiary and the Company's French subsidiary, Orion Engineered Carbons SAS ("OEC SAS"), which has a plant in Ambès with a maximum capacity of mostly standard rubber grades of 50 kmt per year. Consequently, the management of OEC SAS concluded consultations with the local works council at this facility to implement a restructuring and down staffing with a cessation of production at the site by the end of 2016.
The restructuring of the South Korean footprint concluded in the second quarter of 2018 resulting in cessation of production at the Bupyeong plant and the sale of the land to a third party.
For the three months ended March 31, 2019 and 2018 restructuring expenses, net amounted to $89k and $1,266k.